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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Forms S-8 (File Nos. 333-67113, 333-45447, 333-45449, 333-91041, 333-31608, 333-32624) and on Form S-4 (File No.
333-50031).



ARTHUR ANDERSEN LLP
Houston, Texas
December 15, 2000